Deferred income for capital grants	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Deferred income for capital grants
22	Deferred income for capital grants

Capital grants are related to benefits the Group obtained in previous years from the Italian government connected to incentive programs for under-industrialized regions in Southern Italy. They have been received for the purchase of certain items of property, plant and equipment. There are no unfulfilled conditions or contingencies attached to these grants. Deferred income for such capital grants are credited to profit or loss on a straight-line basis over the expected lives of the related assets.

Changes in the carrying amount of deferred income for capital grants for the years ended December 31, 2018 and 2017 are analised as follows:

Balance as at January 1, 2017	14,760
Additions	79
Charges to profit or loss	(1,068)

Balance as at December 31, 2017	13,771
Additions	292
Charges to profit or loss	(1,061)

Balance as at December 31, 2018	13,002